Exhibit 10.11.1

PREPARED BY AND UPON RECORDATION RETURN TO: SEYFARTH SHAW LLP 1075 PEACHTREE STREET, N.E., SUITE 2500 ATLANTA, GEORGIA 30309 ATTENTION: Jay Wardlaw, Esq.

Please Cross-Reference to:

Deed of Trust and Security Agreement

recorded on January 29, 2008

as Document Number 20080078843,

Maricopa County, Arizona Official Records;

Assignment of Leases and Rents

recorded on January 29, 2008

as Document Number 20080078844,

Maricopa County, Arizona Official Records

CNL INCOME EAGL SOUTHWEST GOLF, LLC , as grantor/trustor

(Borrower)

to

FIRST AMERICAN TITLE INSURANCE COMPANY, as trustee

(Trustee)

for the benefit of

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as beneficiary

(Lender)

FIRST AMENDMENT TO DEED OF TRUST AND SECURITY AGREEMENT

(Ancala - First)

Date:	June 3, 2011

Location:	11700 East Via Linda
Scottsdale

County:	Maricopa County, Arizona

Prudential Loan No.:	704107705

FIRST AMENDMENT TO DEED OF TRUST AND SECURITY AGREEMENT

(Ancala - First)

THIS FIRST AMENDMENT TO DEED OF TRUST AND SECURITY AGREEMENT (this “Amendment”) is made as of the 3rd day of June, 2011, by CNL INCOME EAGL SOUTHWEST GOLF, LLC, a Delaware limited liability company, having its principal place of business at c/o CNL Lifestyle Properties, Inc., 450 South Orange Avenue, Orlando, Florida 32801, as grantor (“Borrower”), to FIRST AMERICAN TITLE INSURANCE COMPANY, as trustee (“Trustee”), for the benefit of THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation, having an office at c/o Prudential Asset Resources, 2100 Ross Avenue, Suite 2500, Dallas, Texas 75201, as grantee (“Lender”).

WITNESSETH:

WHEREAS, Lender made a loan (the “Loan”) in the original principal amount of SIXTY FOUR MILLION SEVEN HUNDRED THOUSAND AND 00/100 U.S. DOLLARS ($64,700,000.00) to Borrower; and

WHEREAS, the Loan is evidenced by that certain Promissory Note (Arizona) dated as of January 25, 2008, in the face principal amount of SIXTY FOUR MILLION SEVEN HUNDRED THOUSAND AND 00/100 U.S. DOLLARS ($64,700,000.00), made by Borrower and payable to the order of Lender, as the same has been amended by that certain First Amendment to Promissory Note (Arizona) dated as of August 17, 2010 by and between Borrower and Lender (said promissory note, as so amended, is hereinafter referred to as the “Original Note”; and the Original Note, together with all other documents, instruments and agreements now or hereafter evidencing or securing the repayment of, or otherwise pertaining to the Loan, being herein referred to collectively as the “Original Documents”); and

WHEREAS, the Original Note is secured, in part, by (i) that certain Deed of Trust and Security Agreement from Borrower to Trustee for the benefit of Lender, dated as of January 25, 2008, and recorded as Document No. 20080078843, in the Office of the Maricopa County, Arizona Recorder (the “Official Records”) (hereinafter referred to as the “Original Instrument”); and (ii) that certain Assignment of Leases and Rents from Borrower to Lender, dated as of January 25, 2008 (the “Original Assignment”), and recorded as Document No. 20080078844, Official Records, which Original Instrument and Original Assignment encumber certain property more particularly described in the Original Instrument (the “Property”); and

WHEREAS, Borrower and certain affiliates of Borrower (collectively, “Borrowers”) have requested that Lender modify certain terms of the Loans (as such term is defined in that certain Collateral Loan Agreement dated as of January 25, 2008, by and among Borrowers and Lender, as amended and restated by that certain Amended and Restated Collateral Loan Agreement dated as of August 17, 2010, by and among Borrowers, CNL Gatlinburg Partnership, LP, a Delaware limited partnership (“Gatlinburg”) and Lender, as further amended by that certain First Amendment to Amended and Restated Collateral Loan Agreement dated as April 5, 2011, by and among Borrowers, Gatlinburg and Lender [said Collateral Loan Agreement, as so amended, restated and further amended, is hereinafter referred to as the “Original Loan Agreement”]), including, without limitation, certain terms of the Loan (such transaction, the “Loan Modification Transaction”), and, in exchange for a partial paydown of the outstanding principal balance of the Loans made by Borrowers as of April 5, 2011, in the amount of Twenty-Two Million One Hundred Ninety-Nine Thousand Two Hundred Ninety-Five and 84/100 Dollars ($22,199,295.84) to reduce the outstanding principal amount of the Loans to Ninety-Seven Million Four Hundred Thousand and 00/100 Dollars ($97,400,000.00), and other good and valuable consideration,

Lender is willing to enter into the Loan Modification Transaction in accordance with the terms of (i) that certain Second Amendment to Amended and Restated Collateral Loan Agreement dated as of the date hereof, by and among Borrowers, Gatlinburg and Lender (the “Loan Agreement Amendment”), (ii) this Amendment, (iii) that certain Second Amendment to Promissory Note dated as of the date hereof with respect to the Original Note (the “Note Amendment”), and (iv) all other documents, instruments and agreements required by Lender to be executed and/or and delivered in connection with the Loan Modification Transaction (the Loan Agreement Amendment, the Note Amendment, and such other documents, instruments and agreements, collectively, the “Loan Modification Documents”; the Original Documents, as amended, modified and supplemented by the Loan Modification Documents, are referred to herein as the “Documents”); and

WHEREAS, Borrower and Lender have agreed to modify the terms and provisions of the Original Instrument as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree to amend the Original Instrument as follows:

1. Recitals. The foregoing recitals are an integral part of this Amendment and are incorporated herein by this reference.

2. Amendment of Original Instrument. Effective as of the date of this Amendment, the terms, covenants and provisions of the Original Instrument are hereby modified and amended as set forth below:

(a) All references in the Original Instrument to the “Note” are hereby modified and amended to mean and refer to the Original Note, as modified and amended by the Second Note Amendment, and as the same may hereafter be amended, restated, replaced, supplemented or otherwise modified from time to time.

(b) All references in the Original Instrument to the “Loan Agreement” are hereby modified and amended to mean and refer to the Original Loan Agreement, as modified and amended by the Loan Agreement Amendment, and as the same may hereafter be amended, restated, replaced, supplemented or otherwise modified from time to time.

(c) The definitions of the terms “Other Subordinate Assignments”, “Other Subordinate Mortgages”, “Subordinate Assignment”, “Subordinate Mortgage” and “Additional Borrower Subordinate Mortgages” contained in Section 11.01 [Other Definitions] of the Original Instrument are each hereby modified and amended to add at the end of each such definition “, and as the same may hereafter be amended, restated, replaced, supplemented or otherwise modified from time to time.”

(d) All references in the Original Instrument to the “Documents” are hereby deemed modified and amended to mean and refer to the Original Documents as the same have modified and amended by the Loan Modification Documents, and as the same may hereafter be amended, restated, replaced, supplemented or otherwise modified from time to time.

(e) All references in the Original Instrument to any of the Documents individually are hereby deemed modified and amended to mean and refer to any such Document as the same has been amended by the Loan Modification Documents, and as the same may hereafter be amended, restated, replaced, supplemented or otherwise modified from time to time.

3. Security Title and Security Interest Unaffected. Borrower and Lender further acknowledge and agree that the Original Instrument and the security title and security interest created thereby, as amended hereby, remain in place and in full force and effect with respect to the Property, all without impairing or affecting the security title or priority of the Original Instrument, as amended herein, or improving the position of any subordinate lien or security title holder with respect thereto.

4. Miscellaneous.

(a) Capitalized terms used in this Amendment and not otherwise defined have the meanings ascribed to them in the Original Instrument.

(b) Borrower shall promptly cause this Amendment to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien of the Original Instrument, as amended herein, upon, and the interest of Lender in, the Property. Borrower will pay all filing, registration and recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Amendment, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the filing, registration, recording, execution and delivery of this Amendment and Borrower shall hold harmless and indemnify Lender against any liability incurred by reason of the imposition of any tax on the issuance, making, filing, registration or recording of this Amendment.

(c) Except as expressly modified pursuant to this Amendment, all of the terms, covenants and provisions of the Original Instrument shall continue in full force and effect. In the event of any conflict or ambiguity between the terms, covenants and provisions of this Amendment and those of the Original Instrument, the terms, covenants and provisions of this Amendment shall control. Further, the Original Documents are hereby modified and amended so that all references to the “Deed to Secure Debt,” the “Instrument,” the “Instrument” or the “Security Instrument” in the Original Documents shall mean and refer to the Original Instrument, as modified by this Amendment.

(d) This Amendment constitutes a modification of the Original Instrument and is not intended to and shall not extinguish any of the indebtedness or obligations of Borrower under the Note, the Original Instrument or any other documents or instrument executed and delivered in connection therewith in such a manner as would constitute a release or novation of the original indebtedness or obligations of Borrower under the Note or the Original Instrument or any of such other documents or instruments, nor shall this Amendment affect or impair the priority of any liens created thereby, it being the intention of the parties hereto to preserve all liens and security interests securing payment of the Note, which liens and security interests are acknowledged by Borrower to be valid and subsisting against the Property and any other security or collateral for the Loan.

(e) Borrower represents and warrants that (1) subject to the terms of this Amendment, to Borrower’s knowledge, as of the date hereof, there are no offsets, counterclaims or defenses against the indebtedness evidenced by the Note or against the enforcement of the Original Instrument, (2) Borrower, and the undersigned representative of Borrower, has full power, authority and legal right to execute this Amendment and to keep and observe all of the terms of this Amendment on Borrower’s part to be observed and performed, (3) subject to the terms of this Amendment, the Note, the Original Instrument and this Amendment constitute valid and binding obligations of Borrower, subject to applicable bankruptcy, insolvency and similar laws affecting the rights of creditors generally and subject to general principles of equity, and (4) subject to the terms of this Amendment, to Borrower’s knowledge, as of the date hereof, Borrower has no claims, counterclaims or offsets of any nature whatsoever against Lender or any previous holder of the indebtedness evidenced by the Note or any portions thereof.

(f) This Amendment may not be modified, amended, waived, changed or terminated orally, but only by an agreement in writing signed by the party against whom the enforcement of the modification, amendment, waiver, change or termination is sought.

(g) The provisions hereof shall be binding upon Borrower and Lender and their respective heirs, devisees, representatives, successors and assigns, including successors in interest of Borrower in and to all or any part of the Property, and shall inure to the benefit of Lender and Borrower and their respective heirs, successors, substitutes and assigns. All references in this Amendment to “Borrower” or “Lender” shall be construed as including all of such other persons with respect to the person referred to.

(h) This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signatures are physically attached to the same instrument.

(i) Nothing contained herein is intended to or shall be deemed to create or confer any rights upon any third person not a party hereto, whether as a third-party beneficiary or otherwise, except as expressly provided herein.

(j) If any provisions of this Amendment shall be held by any court of competent jurisdiction to be unlawful, void or unenforceable for any reason as to any person or circumstance, such provision or provisions shall be deemed severable from and shall in no way affect the enforceability and validity of the remaining provisions of this Amendment.

(k) This Amendment shall be governed by, and construed in accordance with, the laws of the State of Arizona, without regard to conflict of laws principles.

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[SIGNATURES BEGIN ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered under seal as of the day and year first above set forth.

BORROWER:

CNL INCOME EAGL SOUTHWEST GOLF, LLC, a Delaware limited liability company

By:	/s/ Holly Greer [SEAL]
Name:	Holly Greer
Title:	Senior Vice President

STATE OF GEORGIA	)

COUNTY OF FULTON	)

The foregoing instrument was acknowledged before me this 1st of June, 2011 by Holly Greer, the Senior Vice President of CNL INCOME EAGL SOUTHWEST GOLF, LLC, a Delaware limited liability company, on behalf of said limited liability company.

[Notary Seal]	/s/ Merry Bryan
Signature of Notary Public

Merry Bryan
Printed Name of Notary Public

	My commission expires:	February 21, 2012

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

[SIGNATURE PAGE TO FIRST AMENDMENT TO

DEED OF TRUST AND SECURITY AGREEMENT]

LENDER:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation

By:	/s/Michael G. Doran
Name:	Michael G. Doran
Title:	Vice President

[CORPORATE SEAL]

STATE OF GEORGIA	)

COUNTY OF DEKALB	)

The foregoing instrument was acknowledged before me this 2nd of June, 2011 by Michael G. Doran, a Vice President of THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation, on behalf of said corporation.

[Notary Seal]	/s/ Kelly C. Bailey
Signature of Notary Public

Kelly C. Bailey
Printed Name of Notary Public

	My commission expires:	February 25, 2014